EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Amendment No. 1 to Registration Statement on Form S-3 of our report dated October 12, 1995 appearing on page 21 of Greg Manning Auctions, Inc. Annual Report on Form 10-KSB for the year ended June 30, 199 5. We also consent to the reference to us under the heading "Experts" in such Prospectus.



Price Waterhouse LLP
Morristown, New Jersey
May 31, 1996


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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Post-Effective Amendment No.2 on Form S-3 to Registration Statement on Form SB-2 of our report dated October 12, 1995 appearing on page 21 of Greg Manning Auctions, Inc. Annual Report on Form 10-KSB for the year ended June 30, 1995. We also consent to the reference to us under the heading "Experts" in such Prospectus.



Price Waterhouse LLP
Morristown, New Jersey
May 31, 1996